UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

WESTERN MAGNESIUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-56323	61-1934413
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8180 Greensboro Drive, Suite 720

McLean, Virginia 22102

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (571) 378-0762

None.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 14, 2022, Western Magnesium Corporation (the “Company”) entered into and closed on the transaction set forth in the Securities Purchase Agreement (the “Securities Purchase Agreement”) it entered into with an investor (the “Purchaser”) for the sale of the Company’s convertible debenture in the principal amount of $2,000,000 (the “April 2022 Convertible Debenture”) for a subscription amount of $2,000,000.

The April 2022 Convertible Debenture bears interest at the rate of 15% per annum, matures on October 14, 2023 and is convertible (principal, and interest) at any time after the issuance date and, upon receipt of TSX Venture Exchange approval, into shares of the Company’s Common Stock at a conversion price equal to the greater of (i) $0.30 per share and (ii) the minimum conversion price permitted by the TSX Venture Exchange at the time of conversion (should the Company’s Common Stock then be listed on such exchange), subject to adjustment as provided therein (the “Conversion Price”). In addition, upon each conversion of the April 2022 Convertible Debenture, the holder is entitled to receive a Warrant (the “2022 Warrants”) to purchase a number of shares of Common Stock equal to 100% of the conversion shares being issued on such conversion.

In event of default under the April 2022 Convertible Debenture, the interest rate shall increase to the lesser of 20% per annum or the maximum rate permitted under applicable law until paid and the following “Mandatory Default Amount” shall be paid by the Company, if demanded by the Purchaser: the sum of (a) the greater of (i) the outstanding principal amount of the April 2022 Convertible Debenture divided by the Conversion Price on the date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an event of default) or otherwise due or (B) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded, (y) due, or (z) paid in full, whichever is highest, or (ii) 125% of the outstanding principal amount of the April 2022 Convertible Debenture plus (b) all other amounts, costs, expenses and liquidated damages due in respect of the April 2022 Convertible Debenture.

In addition to certain covenants contained in the Securities Purchase Agreement, the terms of the April 2022 Convertible Debenture contain certain negative covenants by us, including:

●	other than certain permitted indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of the Company’s property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

●	other than certain permitted liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of the Company’s property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

●	amend the Company’s charter documents, including, without limitation, the Company’s certificate of incorporation and bylaws, in any manner that materially adversely affects any rights of the April 2022 Convertible Debenture Holder;

●	repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of the Company’s Common Stock or common stock equivalents other than as to the Underlying Shares;

●	redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any of the Company’s indebtedness (other than the April 2022 Convertible Debentures if on a pro-rata basis), whether by way of payment in respect of principal of (or premium, if any) or interest on, such indebtedness, in any case unless such indebtedness or interest is due and payable in accordance with the initial terms of such debt prior to any default thereunder;

●	declare or make any dividend or other distribution of the Company’s assets or rights to acquire the Company’s assets to holders of shares of the Company’s Common Stock, preferred stock, or any other equity security by way of return of capital or otherwise including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction;

●	sell or offer to sell any securities with non-fixed or floating price features, issue any Common Stock or common stock equivalents at a price lower than the conversion price herein then in effect, or issue any equity or debt instruments with anti-dilution provisions;

●	delist from any exchange or market the Common Stock is traded upon at the time the April 2022 April 2022 Convertible Debenture was issued (except or unless the Common Stock subsequently becomes traded on NASDAQ, in which case the Common Stock may be delisted from the TSX Venture Exchange); or

●	enter into any agreement with respect to any of the foregoing.

From the date hereof until such time as the April 2022 Convertible Debenture or Warrants are no longer outstanding, the Company will not, without either (i) the consent of the Purchasers, or (ii) (A) having prepaid the April 2022 Convertible Debenture pursuant to the terms thereof, or (B) having first lowered the Conversion Price of the April 2022 Convertible Debenture to such lower price with having obtained the necessary regulatory approval, issue any Common Stock or Common Stock Equivalents with a conversion or exercise price lower than the Conversion Price and Exercise Price then in effect.

In the event the Company issues or sells any Common Stock or common stock equivalents with terms that the purchaser then holding outstanding April 2022 Convertible Debenture (the “Convertible Debenture Holder”) or the 2022 Warrants reasonably believes are more favorable to such holder than are the terms of the April 2022 Convertible Debenture or the 2022 Warrants (the “MFN Securities”), then upon notice to us by such holder within five trading days after notice to such holder by us, the Company will use commercially reasonable efforts to obtain the approval of the TSX Venture Exchange and any additional required regulatory approval to amend the terms of the April 2022 Convertible Debenture or the 2022 Warrants as required, as the case may be, so as to give such holder the benefit of such more favorable terms or conditions. If the Company fails to obtain such regulatory approvals and the approval of the TSX Venture Exchange, then absent such approval the Company is forbidden to issue the MFN Securities.

The conversion price of the April 2022 Convertible Debenture is subject to proportional adjustment in the event of stock splits, stock dividends and similar corporate events. In addition, if, at any time while the April 2022 Convertible Debenture is outstanding, the Company, directly or indirectly, effect any merger or consolidation of the Company with or into another person or engage in a “Fundamental Transaction” as defined in the April 2022 Convertible Debenture, the Convertible Debenture Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of the Company’s Common Stock of the successor or acquiring corporation or us, if the Company is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of the Company’s Common Stock for which the April 2022 Convertible Debenture is convertible immediately prior to such Fundamental Transaction. In addition, the Conversion Price will be subject to certain adjustments so that the economic value of such shares and such conversion price are protected and which is reasonably satisfactory in form and substance to the Convertible Debenture Holder. Alternatively, the Convertible Debenture Holder may demand that we redeem the April 2022 Convertible Debenture at a rate equal to 125% of the principal and interest due thereon, to be paid in full contemporaneously with consummation of the Fundamental Transaction.

The Company granted the investors certain rights of first refusal on the Company’s future offerings for so long as the April 2022 Convertible Debenture or the 2022 Warrants are outstanding.

The April 2022 Convertible Debenture is not exercisable if the number of shares to be issued to the holder upon such exercise, together with all other shares then owned by the holder and the Company’s affiliates, would result in the holder beneficially owning more than 9.99% of the Company’s outstanding Common Stock. The holder may increase or decrease this ownership limitation to any percentage not exceeding 9.99% upon 61 days prior written notice to us.

2022 Warrants

Upon each conversion of the April 2022 Convertible Debenture, the Company will issue to the holder of the April 2022 Convertible Debenture, a Warrant to purchase a number of shares of the Company’s Common Stock equal to 100% of the conversion shares being issued on such conversion at a per share exercise price of $0.40, subject to adjustment as provided for in the 2022 Warrant and discussed below

The holders may exercise the 2022 Warrants on a cashless basis at any time that there is not an effective registration statement covering the underlying shares of Common Stock and the volume weighted average price of the Company’s Common Stock is greater than the exercise price at the time of exercise. The 2022 Warrants are not exercisable, however, if the number of shares to be issued to the holder upon such exercise, together with all other shares then owned by the holder and the Company’s affiliates, would result in the holder beneficially owning more than 9.99% of the Company’s outstanding Common Stock. The holder may increase or decrease this ownership limitation to any percentage not exceeding 9.99% upon 61 days prior written notice to us.

The exercise price of the 2022 Warrants is subject to proportional adjustment in the event of stock splits, recapitalizations and similar corporate events.

Registration Rights Agreement

Under the terms of the Registration Rights Agreement the Company entered into in connection with the Securities Purchase Agreement, the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) by May 14, 2022, covering the public resale of the shares of Common Stock underlying the April 2022 Convertible Debenture, the convertible debentures issued to the investor pursuant to a Securities Purchase Agreement dated June 10, 2021 (the “June 2021 Convertible Debenture”), upon their conversion, the 2022 Warrants issuable upon conversion of the April 2022 Convertible Debenture and the warrants issued upon conversion of the June 2021 Convertible Debenture (the “Underlying Shares”), all to the extent permissible under SEC rules, and to use the Company’s best efforts to cause the registration statement to be declared effective on June 28, 2022 if the SEC does not review the registration statement or by August 12, 2022 if the SEC reviews the registration statement.

In the event the Company fails to file the registration statement or such registration statement is not declared effective within the time periods noted above or such registration statement is not kept effective, the Company will be obligated to pay the holder of the debentures a penalty in cash, in the amount of $20,000 on the date of such failure and on the 30th day of each month following such failure. In addition, the Company has agreed to pay all expenses of the registration, other than underwriting commissions and discounts, and to indemnify the holder of the securities to be registered against any claim that may arise under the Securities Act of 1933, as amended, (the “Securities Act”) in connection with the filing of the registration statement.

The foregoing summaries of the offering, the securities to be issued in connection therewith, the Purchase Agreement, the April 2022 Convertible Debenture, the Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents. Copies of the form of Purchase Agreement, the form of April 2022 Convertible Debenture, the form of the Warrants and the form of the Registration Rights Agreement are attached hereto as Exhibits 10.1, 4.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The April 2022 Convertible Debenture referenced herein was issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Purchaser in the Securities Purchase Agreement that the Purchaser is an “accredited investor” as defined in Rule 501 under the Securities Act and that the April 2022 Convertible Debenture is being acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof in violation of any federal or state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Convertible Debenture Due October 14, 2023, Principal Amount $2,000,000 issued on April 14, 2022.
10.1*	Securities Purchase Agreement between Western Magnesium Corporation and an investor dated April 14, 2022.
10.2	Form of 2022 Warrant.
10.3*	Registration Rights Agreement between Western Magnesium Corporation and an investor dated April 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain confidential information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MAGNESIUM CORPORATION

Dated: April 20, 2022	By:	/s/ Sam Ataya
Sam Ataya, Chief Executive Officer